UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2022

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-37950 (Commission File Number)	20-4118216 (IRS Employer Identification No.)

190 N. Canon Drive, 4th Fl.

Beverly Hills, CA 90210

(Address of Principal Executive Offices) (Zip Code)

(310) 273-4222

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed in a Current Report on Form 8-K filed by Genius Brands International, Inc., a Nevada corporation (“Genius” or the “Company”) on April 11, 2022 (the “Initial Filing”), pursuant to the Arrangement Agreement, dated October 26, 2021, (the “Arrangement Agreement”), among Genius, 1326919 B.C. LTD., a corporation existing under the laws of the Province of British Columbia and a wholly owned subsidiary of Genius and Wow Unlimited Media Inc., a corporation existing under the laws of the Province of British Columbia (“Wow”), Genius completed its acquisition of all of the issued and outstanding common shares of Wow by means of a statutory arrangement under the Canada Business Corporations Act (the “Acquisition”) on April 7, 2022.

The Initial Filing indicated that the Company intended to provide the required Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information through an amendment to the Original Form 8-K no later than 71 days from the date on which the Original Form 8-K was required to be filed. This Current Report on Form 8-K/A amends the Original Form 8-K to provide such financial statements and information.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements of WOW required by this Item 9.01(a) are incorporated herein by reference to the following:

(i)	the following audited consolidated financial statements of WOW, filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference:

●	Report of Independent Auditors;
●	Consolidated Statement of Financial Position as of December 31, 2021;
●	Consolidated Statement of Comprehensive Loss for the year ended December 31, 2021;
●	Consolidated Statement of Changes in Shareholders’ Equity for the year ended December 31, 2021;
●	Consolidated Statement of Cash Flows for the year ended December 31, 2021; and
●	Notes to the Audited Consolidated Financial Statements; and

(ii)	the following unaudited consolidated financial statements of WOW, filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

●	Condensed Interim Consolidated Statement of Financial Position as of March 31, 2022;
●	Condensed Interim Consolidated Statement of Comprehensive Income (Loss) for the three months ended March 31, 2022;
●	Condensed Interim Consolidated Statement of Changes in Shareholders’ Equity for the three months ended March 31, 2022;
●	Condensed Interim Consolidated Statement of Cash Flow for the three months ended March 31, 2022; and
●	Notes to the Unaudited Condensed Consolidated Financial Statements.

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(b)	Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to the following unaudited pro forma condensed combined financial statements combining the historical consolidated financial statements of Genius and its subsidiaries and Wow and its subsidiaries, reflecting an acquisition by Genius, filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

●	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2022;
●	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021 and the three months ended March 31, 2022; and
●	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c) Not Applicable

(d) Exhibits

23.1	Consent of KPMG Canada LLP.
99.1	Wow Unlimited Media Inc. Audited Condensed Consolidated Financial Statements and accompanying Notes as of December 31, 2021 and for the year ended December 31, 2021.
99.2	Wow Unlimited Media Inc. Unaudited Condensed Consolidated Financial Statements and accompanying Notes as of March 31, 2022 and for the three months ended March 31, 2022.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of the Company, giving effect to the acquisition of Wow.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2022	GENIUS BRANDS INTERNATIONAL, INC. By /s/ Andy Heyward Andy Heyward Chief Executive Officer

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